UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report: June 2, 2016

TIFFANY & CO.
(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 26, 2016, Registrant held its annual meeting of shareholders. Set forth below are the final voting results for each of the four proposals submitted to a vote of the shareholders.

Proposal One.  Election of Directors.  Each of the ten nominees listed below was elected a director of Registrant to hold office until he or she is succeeded by another qualified director or until his or her earlier resignation or removal from office.

Nominee	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Number of Broker Non-Votes
Michael J. Kowalski	100,684,225	1,053,106	78,061	9,011,439
Rose Marie Bravo	98,783,104	2,880,308	151,980	9,011,439
Gary E. Costley	100,909,814	726,992	178,586	9,011,439
Frederic Cumenal	100,756,074	934,744	124,574	9,011,439
Lawrence K. Fish	101,094,653	572,197	148,542	9,011,439
Abby F. Kohnstamm	100,342,293	1,252,569	220,530	9,011,439
Charles K. Marquis	98,130,464	3,523,637	161,291	9,011,439
Peter W. May	100,591,197	1,052,137	172,058	9,011,439
William A. Shutzer	100,100,817	1,525,388	189,187	9,011,439
Robert S. Singer	100,726,764	903,814	184,814	9,011,439

Proposal Two.  Ratification of the selection of PricewaterhouseCoopers LLP as Registrant’s independent registered public accounting firm to audit Registrant’s consolidated financial statements for the fiscal year ending January 31, 2017.

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Number of Broker Non-Votes
109,929,636	829,725	67,470	---

Proposal Three.  Approval, on an advisory basis, of the compensation paid to Registrant’s named executive officers in fiscal 2015.

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Number of Broker Non-Votes
98,314,071	3,192,293	309,028	9,011,439

Proposal Four.  Shareholder proposal that Registrant adopt a general payout policy that gives preference to share repurchases (relative to cash dividends) as a method to return capital to shareholders.

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Number of Broker Non-Votes
2,832,850	97,785,007	1,197,535	9,011,439

Item 8.01.    Other Events.

Registrant makes various grants and awards of restricted stock units and stock options to its directors pursuant to its Tiffany & Co. 2008 Directors Equity Compensation Plan (the “2008 Directors Equity Compensation Plan”).  As part of its annual review of non-management director compensation practices and arrangements, on May 26, 2016, the Nominating/Corporate Governance Committee of Registrant’s Board of Directors revised the stock option and restricted stock unit grant terms under the 2008 Directors Equity Compensation Plan.  The forms of such amended terms are attached as Exhibits 10.28c and 10.28d to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

10.28c	Terms of Stock Option Award (Transferable Non-Qualified Option) under Registrant’s 2008 Directors Equity Compensation Plan, effective May 26, 2016.

10.28d	Terms of Restricted Stock Unit Grant under Registrant’s 2008 Directors Equity Compensation Plan, effective May 26, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

By: /s/ Leigh M. Harlan
Leigh M. Harlan
Senior Vice President, Secretary
and General Counsel

Date: June 2, 2016

EXHIBIT INDEX

Exhibit No.	Description

10.28c	Terms of Stock Option Award (Transferable Non-Qualified Option) under Registrant’s 2008 Directors Equity Compensation Plan, effective May 26, 2016.

10.28d	Terms of Restricted Stock Unit Grant under Registrant’s 2008 Directors Equity Compensation Plan, effective May 26, 2016.